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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 28, 2000
                                          -------------
                        (date of earliest event reported)



                                LG&E ENERGY CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)

   Kentucky                      1-10568                 61 - 1174555
   --------                      -------                 ------------
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                              --------------------
                    (Address of principal executive offices)



                                 (502) 627-2000
                                 --------------
                         (Registrant's telephone number)

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Item 5. Other Events.

On July 28, 2000, LG&E Energy Corp. ("LG&E Energy") announced it had increased its after-tax loss on disposal of discontinued operations by an additional $155 million to reflect the most recent forecast of load to be served under the Oglethorpe Power Corporation contract, revised energy price forecasts and operating experience thus far this year. Although the company uses what it believes to be appropriate estimates for future energy prices, loads and other factors, it recognizes that there are inherent limitations in models to accurately predict future events and, as such, the write-off remains subject to further estimation and analysis.

A news release of LG&E Energy describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7(c). Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated as of July 28, 2000.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
-----------------
Registrant

/s/ John R. McCall
------------------
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date: August 11, 2000


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                                  EXHIBIT INDEX

                                LG&E ENERGY CORP.

                           Current Report on Form 8-K
                               Dated July 28, 2000
                                    Exhibits


Exhibit No.              Description

99.01                    News Release dated as of July 28, 2000.





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